UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

THE HAIN CELESTIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! THE HAIN CELESTIAL GROUP, INC. 2023 Annual Meeting Vote by October 25, 2023 11:59 PM ET THE HAIN CELESTIAL GROUP, INC. 221 RIVER STREET, 12TH FLOOR HOBOKEN, NJ 07030 V23271-P97936 You invested in THE HAIN CELESTIAL GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on October 26, 2023. Get informed before you vote View the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 12, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* October 26, 2023 9:00 a.m. ET Virtually at: www.virtualshareholdermeeting.com/HAIN2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 1a. Richard A. Beck 1b. Neil Campbell 1c. Celeste A. Clark, Ph.D. 1d. Wendy P. Davidson 1e. Shervin J. Korangy 1f. Michael B. Sims 1g. Carlyn R. Taylor 1h. Dawn M. Zier 2. Proposal to approve, on an advisory basis, named executive officer compensation. 3. Proposal to approve, on an advisory basis, the frequency of holding future advisory votes on named executive officer compensation. 4. Proposal to ratify the appointment of Ernst & Young LLP to act as registered independent accountants of the Company for the fiscal year ending June 30, 2024. Board Recommends For For For For For For For For For 1 Year For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V23272-P97936